0 Mondelez International August 2013 Exhibit 99.1

Forward-looking statements

This presentation contains a number of forward-looking statements. The words “will,” “expect,”
“outlook,” “guidance,” “drive,” “commitment,” “accelerate,” “improve,” “implied,” “increase,” “deliver,”
“growth,” and similar expressions are intended to identify our forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements we make about our future performance, including future revenue growth, earnings per share, margins and tax rates; the drivers of our future performance; increasing return of capital to shareholders; our investments in emerging markets and results of these investments; futures uses and priorities for free cash flow, including share repurchases and dividends; and confidence in our future.  These forward-looking statements involve risks and uncertainties, many of which are beyond our control, and important factors that could cause actual results to differ materially from those in our forward-looking statements include, but are not limited to, continued global economic weakness, increased competition, continued volatility of commodity and other input costs, pricing actions, risks from operating globally, and tax law changes.
For additional information on these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K.  We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

Creating significant value for shareholders

Successfully turned around Kraft Foods by strengthening brand equities and rewiring the organization
Strategically repositioned the company to concentrate on the core categories, priority markets and Power Brands to drive top-tier growth
Drove a virtuous growth cycle to deliver solid operating
performance in a challenging environment
Creating a focused, top-tier, global consumer staples company, well-positioned to deliver sustainable, profitable growth over the long term
Fix
2006–2009
Focus
2007–2010
Fuel
2010–2012
Future
2013 and Beyond

In 2006, Kraft was facing significant challenges …

Unfocused Portfolio
Concentrated
in Low-Growth Markets
Poor Operating
Fundamentals
Portfolio “harvested” over time and misaligned with consumer and growth trends
Weak brand equities
with limited pricing
power
Poor product quality
Lack of innovation
Centralized operating
structure
Exodus of top talent
North
America
67%
European
Union
20%
Developing Markets,
Oceania, North Asia
13%
Snacks
29%
Beverages
21%
Cheese
19%
Convenient
Meals
16%
Grocery
15%
(1) Revenue mix as originally reported in Kraft Foods Inc. 2006 Form 10-K.
(1)
(1)

2002 2003 2004 2005 2006 2002 2003 2004 2005 2006
... which drove margin declines and share losses

Gross Margin (ex. items) OI Margin (ex. items) % Rev. Gaining / Holding Share
Deteriorating financial performance ... ... and share losses
(1) See GAAP to non-GAAP reconciliation at the end of this presentation. Figures may not be directly comparable to other adjusted financial results used in this presentation.
(2) Market share data for U.S.
H1 2007
40.3%
39.2%
37.1%
36.1%
36.2%
(410)bps
21.0%
19.1%
16.5%
15.3% 15.3%
(570)bps
26%
(1)
(1) (2)

Fixed the base – 2006 to 2009
Rewired Organization
Strengthened
Brand Equities
4%+
4.5%
LT Target 2006-09 CAGR
(3.8%)
4.0%
2002-2006 2006-2009
83%
124%
2006 2009
Rejuvenated Financial
Performance
Organic Revenue Growth
(1)
OI (ex. items) CAGRs
(1)(2)
FCF % of Net Earnings
(1)

(1) See GAAP to non-GAAP reconciliation at the end of this presentation.
(2) 2006-09 includes the frozen pizza business but excludes Post cereal.
(3) Market share data for U.S.
Improved product quality
– ~2/3 revenue preferred vs.
~44% in 2006
Developed innovation pipeline
– NPD revenue of 8% in
2009, from 6%  in 2006
Increased A&C support
– $600mm in 2009 vs. 2006
Restored pricing power
– Fully recovered input cost
increases
Restored market share growth
– 45% gaining / holding
share in 2009 vs. 26% in
H1 2007
(3)
Upgraded management talent
– 80% of top leaders new to
company / position
Created accountable business
units with full P&L responsibility
Optimized incentive systems to
align with key drivers of value
creation
Focused on three operating
metrics
– Organic revenue growth
– Operating income
– Free cash flow

Focused the portfolio – 2007 to 2010
Divestitures Acquisitions
29%
50%
2006 2010
13%
28%
2006 2010

~10%
~20%
2006 2010
(1) As reported originally in Kraft Foods 2006 Form 10-K filed with the SEC on March 1, 2007.
Amounts have not been revised to reflect the Kraft Foods reporting structure in 2010.
(2) 2010 Pro Forma amounts reflect the acquisition of Cadbury on a full-year basis. As presented at the Consumer Analysts Group of New York conference on February 22, 2011.
(3) Taxable equivalent.
(1) (2) (1) (2) (2) (2)
% Revenue from Snacks
% Revenue from
Developing Markets
% Revenue from Immediate
Consumption Channel
Multiple to LTM EBITDA
12.9x
(3)
14.9x 13.0x 13.2x

Created a virtuous cycle of growth in each region … 7 Expand Gross Margin Reinvest in Growth Leverage Overheads Focus on Power Brands & Priority Markets

8.1%
9.9%
11.6%
2010 2011 2012
9mo
KFT Peer
Avg.
… Driving superior performance – 2010-2012

Organic Revenue Growth
(1)
Adjusted OI Margin
(1)
Adjusted EPS Growth
(1)
3.2%
6.6%
3.9%
4.6%
3.8%
2010 2011 2012
9mo
KFT Peer
Avg.
x
Kraft 3-Year
Average
(2)
(3)
16.9%
2010 2011 LTM
9/2012
3-Year
Margin Trend
(2)
(3)
3-Year
Average
(2)
(3)
13.2%
13.3%
14.1%
90bps
(140)bps
Increased margin while making
significant investments in N. America
Revenue performance exceeded that of peers
Outperformed peer margins in a period of unprecedented commodity inflation
Drove EPS growth over 550 bps above peer average
Kraft Kraft
5.9%
(1) Reflects KFT results as restated to exclude the frozen pizza business. See GAAP to non-GAAP reconciliation at the end of this presentation.
(2) Kraft three-year average organic revenue and EPS growth reflect mean of full-year 2010, full-year 2011 and nine months to September 30,
2012. Kraft three-year margin trend reflects OI margin for twelve months to September 30, 2012 vs. full-year 2010.
(3) Peer set includes Campbell, Coca-Cola, ConAgra, Danone, General Mills, Heinz, Hershey, Kellogg, Nestlé and PepsiCo.
KFT Peer
Avg.

MDLZ Peer
Avg.
2010 2011 LTM
9/2012
Underlying strength at both MDLZ and KRFT

MDLZ organic growth near peers, with dramatic outperformance on margins
KRFT organic growth above peers, with margins constant vs. peer decline
4.1%
7.0%
4.6%
5.2%
6.0%
2010 2011 2012
9mo
MDLZ Peer
Avg.
2.0%
5.8%
2.6%
3.5%
1.5%
2010 2011 2012
9mo
KRFT Peer
Avg.
2010 2011 LTM
9/2012
KRFT Peer
Avg.
Organic Revenue Growth
(1)
Adjusted OI Margin
(1)
MDLZ 3-Year Avg.
(2)
(3)
KRFT (4) 3-Year Avg.
(2)
(3)
MDLZ 3-Year
Margin Trend
(2)
(3)
3-Year
Margin Trend
(2)
(3)
11.0%
11.5%
12.2%
120bps
(120)bps
16.3%
15.7%
16.3%
flat
(170)bps
(1) See GAAP to non-GAAP reconciliation at the end of this presentation.
(2) MDLZ and KRFT three-year average organic revenue growth reflects average of full-year 2010, full-year 2011 and the nine months to
September 30, 2012. Three-year margin trend reflects twelve months to September 30, 2012 vs. fiscal year 2010.
(3) MDLZ peer set includes Coca-Cola, Danone, Hershey, Nestlé and PepsiCo. KRFT peer set includes Campbell, ConAgra, General
Mills, Heinz and Kellogg.
(4) Source: Kraft Foods Group earnings releases and Form S-4.
KRFT (4)

Separated to focus on distinct strategic priorities

Mondelez International – 2011 Kraft Foods Group – 2011
North
America
19%
Europe
37%
Developing
Markets
44%
North
America
100%
Biscuits
30%
Chocolate
27%
Beverages
17%
Cheese &
Grocery
10%
Gum & Candy
16%
U.S.
Grocery
25%
U.S.
Cheese
20%
Canada & NA
Foodservice
21%
U.S.
Beverages
16%
U.S.
Convenient
Meals 18%
Categories / Brands
Products
Store Presence
Sales & Distribution
Selling Costs
Focus On
Dividend Policy
Global
Ubiquitous, Impulse
Snacking Aisle, End Caps, Hot Zone
DSD, High Touch
High
Profitable Growth
Moderate Payout
Regional
Everyday Staples
Center of Store
Warehouse
Modest
Cash Return
High Dividend Yield
Net Revenues of $36bn Net Revenues of $19bn
Source: Mondelez International figures per 2012 Form 10-K. Kraft Foods Group figures per Form 10.
~75% Snacks

46%
39%
MDLZ+KRFT Peer Avg
85%
57%
MDLZ+KRFT Peer Avg
Strong performance and separation unlocked value
… resulting in superior TSR

Source: FactSet.
Note: Peer set includes Campbell, Coca-Cola, ConAgra, Danone, General Mills, Heinz (through
June 7, 2013), Hershey, Kellogg, Nestlé and PepsiCo. MDLZ+KRFT TSR reflects return of initial portfolio of one share of KFT, with dividends  reinvested on ex. dividend  dates and portfolio of 100 shares of KFT at close on October 1, 2012 converted to 100 shares of
MDLZ plus 33 1/3 shares of KRFT.
(To June 30, 2013)
98%
86%
MDLZ+KRFT Peer Avg
Since Spin Announcement
(August 4, 2011)
3-Year 5-Year

Mondelez International is well-positioned for success

Advantaged
Geographic
Footprint
Fast-
Growing
Categories
Favorite
Snacks
Brands
Proven
Innovation
Platforms
Strong
Routes-to-
Market
World-Class
Talent &
Capabilities

Virtuous cycle provides framework to achieve
long-term targets ...

Operating
EPS Growth
5%-7%
Double-Digit
(cst. FX)
Organic Net
Revenue Growth
Long-Term Targets
Expand
Gross
Margin
Reinvest
in
Growth
Leverage
Overheads
Focus on
Power Brands &
Priority Markets
Operating
Income Growth
High Single-
Digit (cst. FX)

Danone
Nestlé
Campbell
PepsiCo
General Mills
Coca-Cola
Kellogg
ConAgra
Hershey
... that are top-tier in the food industry

Revenue
Source: Company presentations.
General Mills
ConAgra
Kellogg
Campbell
PepsiCo
Danone
Nestlé
Coca-Cola
Hershey
5-7%
5-7%
5-6%
“Mid Single-
Digit”
3-4%
“Low Single-
Digit”
“Double-
Digit”
8-10%
7-9%
5-7%
“High Single-
Digit”
(1)
“High Single-
Digit”
“High Single-
Digit”
EPS
Long-Term Targets
5-6%
3-4%
3-4%
Not Provided
“At Least
5%”
Not Provided
7-9%
(1) “At least 10%” for FY2015-17 as Ralcorp synergies are phased in, followed by long-term target of 7-9%.

Top-tier, long-term revenue growth target supported
by advantaged portfolio

Double digit
growth
Low-to-mid
single digit
growth
Developed
Markets
Emerging
Markets
By Geography
Low-to-mid
single digit
growth
Mid-to-high
single digit
growth
Chocolate
Biscuits
Gum &
Candy
Beverages
Ch./Groc.
By Category
5% - 7%
Organic Growth
2012 2012

+300 bps in 4 years
Expansion Opportunity
+300 bps

Mondelēz International

Significant operating income growth driven by
margin expansion

Adjusted Operating Income Margin
(1)
(1) See GAAP to non-GAAP reconciliation at the end of this presentation.
9.2%
9.6%
11.0%
11.5%
12.2%
14% 16%
2008 2009 2010 2011 2012 LT Target
+50bps
excluding
restructuring
Strong track record of margin gains
250 bps of opportunity from gross margin expansion
-

Focused strategy to drive base margin expansion

2012 Adj. OI Margin
(1)
Target OI Margin
Opportunity
13.0%
13%–16%
+250bps
13.9%
18%–21%
+500bps
Key
Drivers:
Product Focus
Supply Chain
Optimization
Overhead Leverage
Drive Power Brands and
product mix
Upgrade certain Cadbury / LU
facilities to world class costs
Streamline / consolidate network
Deliver 4%+ COGS productivity
Integrate Central Europe into
category model
Leverage service centers in
low-cost locations
Drive Power Brands and
product mix
Leverage greenfield Mexico
biscuits facility for growth
Improve throughput by installing
new technology
Streamline / consolidate network
Deliver 4%+ COGS productivity
Offset dis-synergies through
overhead reductions
Capture synergies by
implementing category model
(1) See GAAP to non-GAAP reconciliation at the end of this presentation.
Europe North America

H1 provides solid foundation for strong performance
in H2 and 2014
Strong underlying fundamentals in H1
– High-quality revenue growth fueled by strong vol / mix
– 60% of revenue gained / held share
– Power Brands up 8%
– Strong growth in Biscuits (+8%) (1) and Chocolate (+6%) (1)
– Emerging Markets up 9.5%
– Accelerated investments in emerging markets
Difficult operating environment expected in H2
– Emerging markets slowing
– Continued low-growth environment in developed markets
– Continued coffee price headwinds

(1) See GAAP to non-GAAP reconciliation at the end of this presentation.

Maintained 2013 outlook based on strong H2

Organic Revenue Growth 3.8% ~6% Low end
of 5-7%
Adjusted OI Margin 10.8% ~13% ~12%
Adjusted Effective Tax Rate 5.8% 16-20% 12-14%
Adjusted EPS $0.71 $0.84-$0.89 $1.55-$1.60
% vs PY – Cst Fx 14-18%
(2)
Implied
H2’13
Actual
H1’13
(1)
Outlook
FY’13
(1) See GAAP to non-GAAP reconciliation at the end of this presentation.
(2) Constant currency calculation excludes the ($0.04) impact from the Venezuelan bolivar devaluation imbedded in the current guidance range of $1.55 - $1.60.

Accelerating investments in 2013 enables significant
margin expansion in 2014

(1) See GAAP to non-GAAP reconciliation at the end of this presentation.
Adjusted Operating Income Margin
2012
Base
Margin
Expansion
Emerging
Markets
Investments
Ongoing
Restructuring
+60 to
+90 bps
(10) to
(20) bps
2013
12.2%
(1)
Base
Margin
Expansion
+60 to
+90 bps
High 12s
2014
~12%
Emerging
Markets
Investments
~(10) bps
Ongoing
Restructuring
(50) to
(70) bps
(10) to
(20) bps

Disciplined capital deployment

Solid Balance Sheet – Total Debt Steady ROIC Improvement
(1)
Investment-grade with access to CP
Flexibility for tack-on M&A
Strong improvement since Cadbury acquisition
Ongoing 30-50bps increase through:
– Double-digit EPS growth
– Tight management of working capital and capex
– Return of capital to shareholders
+120bps
KFT MDLZ
Targeting
improvement
of +30-50bps
per annum
(1) Calculation excludes non-recurring items.
Net Debt
$15 - $16bn
7.9%
8.4%
9.1%
7.0%
2010 2011 2012
9mo
2012
$19.4bn
$18.1bn
Dec. 2012 Jun. 2013

Significant increase in return of capital to
shareholders …

Reinvest in the business to drive top-tier growth
Tack-on M&A, especially in emerging markets
Return of capital to shareholders
– Significantly increasing share repurchase authorization from
$1.2B to $6B through 2016 ($1-2B annually)
– First increase in quarterly dividend since 2008 (+$0.01, +8%)
Pay down debt to preserve balance sheet flexibility
Priorities for Use of Free Cash Flow
1
2
3
4

… Consistent with long-standing commitment

Cumulative Return of Capital 2006-2013E ($bn)
(cash dividends plus share repurchases)
1.6
3.2
4.9
6.6
8.5
10.6
12.6
13.6
1.3
5.0
5.7
5.7
5.7
5.7
5.7
6.7
$2.8
$8.2
$10.6
$12.3
$14.3
$16.3
$18.4
$20.3
2006 2007 2008 2009 2010 2011 2012 2013E
Cash Dividends Share Repurchases

Committed to delivering top-tier performance
Mondel  z International is a unique, global consumer staples company with an advantaged footprint in emerging markets, strong positions in fast-growing snacking categories and iconic Power Brands
Management has a strong record of delivering TSR well above peers
The company’s virtuous growth cycle provides a framework to deliver top-tier revenue and EPS growth as well as significant margin expansion
This performance will translate into superior shareholder returns and steady improvement in ROIC

-
e

14

GAAP to Non-GAAP Reconciliation

As
Reported
(GAAP)
Integration
costs
(1)
Separation
Program
costs
(2)
Restructuring
Program
costs
(3)
Asset
Impairment
costs
Loss on Sale
of Food
Factory
Gain on
Redemption of
United Biscuits
investment
(Gain)/Loss on
Divestitures,
net
Excluding
Items (Non-
GAAP)
2002
Net Revenues 29,248 $ - $           - $           - $           - $           - $           - $              - $              29,248 $
Gross Profit 11,785 - - - - - - - 11,785
Gross Profit Margin 40.3% 40.3%
Operating Income 5,961 115 142 - - (4) - (80) 6,134
OI Margin 20.4% 21.0%
2003
Net Revenues 30,498 $ - $           - $           - $           - $           - $           - $              - $              30,498 $
Gross Profit 11,967 - - - - - - - 11,967
Gross Profit Margin 39.2% 39.2%
Operating Income 5,860 (13) - - 6 - - (31) 5,822
OI Margin 19.2% 19.1%
2004
Net Revenues 32,168 $ - $           - $           7 $           - $           - $           - $              - $              32,175 $
Gross Profit 11,887 - - 37 - - - - 11,924
Gross Profit Margin 37.0% 37.1%
Operating Income 4,612 - - 633 67 - - 3 5,315
OI Margin 14.3% 16.5%
2005
Net Revenues 34,113 $ - $           - $           2 $           - $           - $           - $              - $              34,115 $
Gross Profit 12,268 - - 58 - - - - 12,326
Gross Profit Margin 36.0% 36.1%
Operating Income 4,752 - - 297 269 - - (108) 5,210
OI Margin 13.9% 15.3%
2006
Net Revenues 34,356 $ - $           - $           - $           - $           - $           - $              - $              34,356 $
Gross Profit 12,416 - - 25 - - - - 12,441
Gross Profit Margin 36.1% 36.2%
Operating Income 4,526 - - 673 424 - (251) (117) 5,255
OI Margin 13.2% 15.3%
(1)
(2)
(3)
Gross Profit/Operating Income and Related Margins
($ in millions except percentages) (Unaudited)
Kraft Foods Inc.
non-recurring costs. For 2004-2006, refers to the 2004-2008 Restructuring Program.
Integration costs relate to the charges incurred to consolidate production lines, close facilities and other consolidation programs associated with the acquisition of Nabisco.
Separation Program costs are the charges incurred in 2002 related to employee acceptances under a voluntary retirement program.
Note: Reported amounts for 2002-2004 as per the 2004 Form 10-K; Reported amounts for 2005 and 2006 are as presented in each respective year's Form 10-K.
Restructuring Program costs represent non-recurring restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related

GAAP to Non-GAAP Reconciliation

As Reported
(GAAP)
Impact of
Divestitures /
Other
Impact of
Acquisitions
Impact of
Currency
Organic
(Non-GAAP)
December 31, 2007 8.6% (0.6)pp 0.8pp 3.1pp 5.3%
December 31, 2008 16.9% (0.8)pp 8.9pp 2.0pp 6.8%
December 31, 2009 (3.7)% (0.7)pp 0.0pp (4.5)pp 1.5%
Compound Annual Growth Rate 2006 - 2009: 6.9% 4.5%
Net Revenues to Organic Net Revenue Growth
(percentages) (Unaudited)
Kraft Foods Inc.
For the Twelve Months Ended:

GAAP to Non-GAAP Reconciliation

As
Reported
(GAAP)
Integration
costs
(1)
Separation
Program
costs
(2)
Restructuring
Program
costs
(3)
Asset
Impairment
costs
Loss on Sale
of Food
Factory
Gain on
Redemption of
United Biscuits
investment
(Gain)/Loss on
Divestitures,
net
Excluding
Items (Non-
GAAP)
For the Twelve Months Ended:
December 31, 2003 (1.7)% (2.1) pp (2.2) pp - pp 0.1 pp 0.1 pp - pp 0.7 pp (5.1)%
December 31, 2004 (21.3)% 0.2 pp - pp 10.8 pp 1.1 pp - pp - pp 0.5 pp (8.7)%
December 31, 2005 3.0% - pp - pp (6.7) pp 3.8 pp - pp - pp (2.1) pp (2.0)%
December 31, 2006 (4.8)% - pp - pp 7.8 pp 2.7 pp - pp (4.7) pp (0.1) pp 0.9%
Compound Annual Growth Rate  2002-2006 (6.7)% (3.8)%
(1)
(2)
(3)
Integration costs relate to the charges incurred to consolidate production lines, close facilities and other consolidation programs associated with the acquisition of Nabisco.
Separation Program costs are the charges incurred in 2002 related to employee acceptances under a voluntary retirement program.
Restructuring Program costs represent non-recurring restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related non-recurring costs. For 2004-2006, refers to the 2004-2008 Restructuring Program.
Operating Income Growth
(percentages) (Unaudited)
Kraft Foods Inc.
Note:
Reported amounts for 2002-2004 as per the 2004 Form 10-K; Reported amounts for 2005 and 2006 are as presented in each respective year's Form 10-K.

GAAP to Non-GAAP Reconciliation

As
Reported
(GAAP)
Integration
costs
(1)
Restructuring
Program
costs
(3)
Asset
Impairment
costs
Gain on
Redemption of
United Biscuits
investment
(Gain)/Loss on
Divestitures,
net
Excluding
Items (Non-
GAAP)
For the Twelve Months Ended:
December 31, 2007 0.4% - pp (4.4) pp (5.5) pp 4.6 pp 2.0 pp (2.9)%
December 31, 2008 (8.0)% 2.0 pp 12.0 pp 0.3 pp - pp 2.2 pp 8.5%
December 31, 2009 43.7% (2.2) pp (30.2) pp (2.7) pp - pp (1.8) pp 6.8%
Compound Annual Growth Rate  2006-2009 9.9% 4.0%
(1)
(2)
Integration costs relate to the costs associated with combining the Kraft Foods and LU businesses, and are separate from those costs associated with the acquisition.
Restructuring Program costs represent non-recurring restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related non-recurring costs. For 2006-2009, refers to the 2004-2008 Restructuring Program.
Kraft Foods Inc.
Operating Income Growth
(percentages) (Unaudited)
Note:
           Reported amounts for 2007-2009 as per the 2009 Form 10-K which reflected restatements made for all years associated with the spin-off of the Post c ereals business and the change in the company's method of valuing its U.S. inventories to the average cost method from the LIFO method.

GAAP to Non-GAAP Reconciliation

2006 2009
Net Cash Provided by Operating Activities (GAAP) 3,720 $          5,084 $
Capital Expenditures (1,169) (1,330)
      Free Cash Flow (Non-GAAP) 2,551 $          3,754 $
Net Earnings Attributable to Kraft 3,060 3,021
Free Cash Flow / Net Earnings (Non-GAAP) 83% 124%
Free Cash Flow as a Percentage of Net Earnings
($ in millions) (Unaudited)
For the Twelve Months Ended
December 31,
Kraft Foods Inc.

GAAP to Non-GAAP Reconciliation

2010 2009 $ Change % Change
Organic Net Revenues (Non-GAAP) 39,874 $       38,645 $       $          1,229 3.2%
Impact of divestitures 21 109 (88) (0.3)pp
Impact of acquisitions
(1)
9,143 - 9,143 23.6pp
Impact of Integration Program (1) - (1) 0.0pp
Impact of accounting calendar changes 201 - 201 0.6pp
Impact of foreign currency (31) - (31) (0.1)pp
Net Revenues (GAAP) 49,207 $       38,754 $       10,453 $
27.0%
2011 2010 $ Change % Change
Organic Net Revenues (Non-GAAP) 51,533 $       48,363 $       $          3,170 6.6%
91 652 (561) (1.3)pp
Impact of acquisitions
(3)
697 - 697 1.4pp
Impact of Integration Program (1) (1) - 0.0pp
Impact of accounting calendar changes
(4)
880 193 687 1.4pp
Impact of foreign currency 1,165 - 1,165 2.4pp
Net Revenues (GAAP) 54,365 $       49,207 $       5,158 $
10.5%
2012 2011 $ Change % Change
Organic Net Revenues (Non-GAAP) 40,761 $       39,225 $       $          1,536 3.9%
- 91 (91) (0.2)pp
Impact of accounting calendar changes
(4)
- 361 (361) (0.9)pp
Impact of foreign currency (1,473) - (1,473) (3.8)pp
Net Revenues (GAAP) 39,288 $       39,677 $       (389) $
(1.0)%
(1)
(2)
Impact of divestitures includes for reporting purposes Starbucks CPG business.
(3)
Impact of acquisitions reflects the incremental January 2011 operating results from our Cadbury acquisition on
February 2, 2010
(4)
Includes the impacts of accounting calendar changes and the 53 rd
week of shipments in 2011.
December 31,
For the Nine Months Ended
September 30,
Kraft Foods Inc.
Net Revenues to Organic Net Revenues
($ in millions, except percentages) (Unaudited)
For the Years Ended
For the Years Ended
December 31,
Impact of acquisitions reflects the incremental February 2010 to December 2010 operating results from the company’s Cadbury acquisition
Impact of divestitures
(2)
Impact of divestitures
(2)

GAAP to Non-GAAP Reconciliation

As
Reported
(GAAP)
Integration
Program
Costs
(1)
Spin-Off
Costs
(2)
Restructuring
Program
Costs
(3)
Acquisition-
Related
Costs
(4)
Impact of
Divestitures
(5)
Loss on
Divestitures,
net
As Adjusted
(Non-GAAP)
For the Year Ended December 31, 2010
Net Revenues $49,207 $ 1 $ - $ - $ - $ (652) $ - $ 48,556
Operating Income 5,666 646 - (37) 273 (149) 6 6,405
Operating Income Margin 11.5% 13.2%
For the Year Ended December 31, 2011
Net Revenues $54,365 $ 1 $ - $ - $ - $ (91) $ - $ 54,275
Operating Income 6,657 521 46 (7) - (15) - 7,202
Operating Income Margin 12.2% 13.3%
For the Nine Months Ended September 30, 2012
Net Revenues $39,288 $ - $ - $ - $ - $ - $ - $ 39,288
Operating Income 5,222 64 365 238 - - - 5,889
Operating Income Margin 13.3% 15.0%
For the Three Months Ended December 31, 2011
Net Revenues $14,688 $ 1 $ - $ - $ - $ - $ - $ 14,689
Operating Income 1,507 169 46 - - - - 1,722
Operating Income Margin 13.3% 11.7%
For the Twelve Months Ended September 30, 2012
Net Revenues $53,976 $ 1 $ - $ - $ - $ - $ - $ 53,977
Operating Income 6,729 233 411 238 - - - 7,611
Operating Income Margin 12.5% 14.1%
Kraft Foods Inc.
Reported to Adjusted Operating Income Margin
($ in millions, except percentages) (Unaudited)

GAAP to Non-GAAP Reconciliation

2010 2009 % Change
Adjusted EPS 2.01 $          1.86 $          8.1%
Integration Program costs and other
acquisition integration costs (1) (0.29) (0.01)
Acquisition-related costs
(2)
and financing fees
(3)
(0.21) (0.04)
U.S. Healthcare legislation impact on deferred taxes (0.08) -
Restructuring Program costs (4) 0.01 0.04
Gains/(Losses) on divestitures, net - 0.04
Net Earnings from divested businesses - -
Dilutes EPS attributable to Kraft Foods from
Continuing Operations 1.44 $          1.89 $          (23.8)%
Discontinued Operations 0.95 0.14
Diluted EPS attributable to Kraft Foods
2.39 $          2.03 $
17.7%
2011 2010 % Change
Adjusted EPS 2.28 $          1.95 $          16.9%
Integration Program costs
(1)
(0.28) (0.29)
Acquisition-related costs (2) and financing fees (3) - (0.21)
U.S. Healthcare legislation impact on deferred taxes - (0.08)
Restructuring Program costs
(4)
- 0.01
Spin-Off Costs (0.02) -
Gains/(Losses) on divestitures, net - -
Net Earnings from divested businesses (5) 0.01 0.06
Dilutes EPS attributable to Kraft Foods from
Continuing Operations 1.99 $          1.44 $          38.2%
Discontinued Operations - 0.95
Diluted EPS attributable to Kraft Foods 1.99 $          2.39 $          (16.7)%
2012 2011 % Change
Adjusted EPS 1.88 $          1.71 $          9.9%
Integration Program costs
(1)
(0.04) (0.20)
Restructuring Program costs (0.08) -
Spin-Off Costs (0.36) -
Gains/(Losses) on divestitures, net - -
Net Earnings from divested businesses
(4)
- 0.01
Diluted EPS attributable to Kraft Foods 1.40 $          1.52 $          (7.9)%
December 31,
For the Years Ended
Kraft Foods Inc.
Diluted EPS to Adjusted EPS
(Unaudited)
For the Years Ended
December 31,
For the Nine Months Ended
September 30,
(1)
(2)
(3)
(4)
(5)
Impact of divestitures includes for reporting purposes Starbucks CPG business.
Integration Program costs are defined as the costs associated with combining the Kraft Foods and Cadbury businesses, and are separate from those costs associated with acquisition.
Other acquisition integration costs are the costs associated with combining the Kraft Foods and LU businesses, and are separate from those costs associated with the acquisition.
Acquisition-related costs relate to the acquisition of Cadbury and include transaction advisory fees, U.K. stamp taxes and the impact of the Cadbury inventory revaluation.
Acquisition-related financing fees include hedging and foreign currency impacts associated with the Cadbury acquisition and other fees associated with the Cadbury Bridge Facility.
Restructuring Program costs represent non-recurring restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related non-
recurring costs. For 2012, refers to the 2012-2014 Restructuring Program; for 2010 and 2011, refers to reversals of 2004-2008 Restructuring Program costs.

GAAP to Non-GAAP Reconciliation
34 week of shipments in 2011.
2010 2009 $ Change % Change
Organic Net Revenues (Non-GAAP) 22,369 $       21,486 $       $           883 4.1%
Impact of foreign currency
(223) - (223) (1.0)pp
Impact of acquisitions
(1)
9,143 - 9,143 42.6pp
Impact of accounting calendar changes
201 - 201 0.9pp
Impact of Integration Program
(1) - (1) 0.0pp
Impact of divestitures
- 73 (73) (0.5)pp
Net Revenues (GAAP) 31,489 $       21,559 $       9,930 $        46.1%
2011 2010 $ Change % Change
Organic Net Revenues (Non-GAAP) 33,385 $       31,192 $       $        2,193 7.0%
Impact of foreign currency
1,074 - 1,074 3.4pp
Impact of acquisitions
(2)
697 - 697 2.3pp
Impact of accounting calendar changes
(3)
655 193 462 1.4pp
Impact of Integration Program
(1) (1) - 0.0pp
Impact of divestitures
- 105 (105) (0.4)pp
Net Revenues (GAAP) 35,810 $       31,489 $       4,321 $        13.7%
2012 2011 $ Change % Change
Organic Net Revenues (Non-GAAP) 26,704 $       25,520 $       $        1,184 4.6%
Impact of foreign currency
(1,414) - (1,414) (5.4)pp
Impact of accounting calendar changes
- 349 (349) (1.4)pp
Impact of divestitures
230 262 (32) (0.1)pp
Net Revenues (GAAP) 25,520 $       26,131 $       (611) $
(2.3)%
(1)
Impact of acquisitions reflects the incremental February 2010 to December 2010 operating results from the company's Cadbury acquisition.
(2)
Impact of acquisitions reflects the incremental January 2011 operating results from our Cadbury acquisition on
February 2, 2010.
(3)
Includes the impacts of accounting calendar changes and the 53 rd
December 31,
Net Revenues to Organic Net Revenues
($ in millions, except percentages) (Unaudited)
For the Years Ended
For the Years Ended
December 31,
For the Nine Months Ended
September 30,
Mondelez International

GAAP to Non-GAAP Reconciliation

As
Revised
(GAAP)
Integration
Program Costs
and other
acquisition
integration
costs
(1)
Spin-Off
Costs and
related
adjustments
(2)
Restructuring
Program
Costs
(3)
Acquisition-
Related
Costs
(4)
Impact of
Divestitures
(5)
(Gain)/Loss on
divestitures,
net
As Adjusted
(Non-GAAP)
For the Year Ended December 31, 2008
Net Revenues 22,872 $ - $              - $             - $            - $           (666) $         - $              22,206 $
Operating Income 1,148 81 91 708 - (84) 91 2,035
Operating Income Margin 5.0% 9.2%
For the Year Ended December 31, 2009
Net Revenues 21,559 $ - $              - $             - $            - $           (377) $         - $              21,182 $
Operating Income 2,016 27 91 (76) 40 (73) 6 2,031
Operating Income Margin 9.4% 9.6%
For the Year Ended December 31, 2010
Net Revenues 31,489 $ 1 $              - $             - $            - $           (500) $         - $              30,990 $
Operating Income 2,496 646 91 (29) 273 (67) - 3,410
Operating Income Margin 7.9% 11.0%
For the Year Ended December 31, 2011
Net Revenues 35,810 $ 1 $              - $             - $            - $           (429) $         - $              35,382 $
Operating Income 3,498 521 137 (5) - (67) - 4,084
Operating Income Margin 9.8% 11.5%
For the Year Ended December 31, 2012
Net Revenues 35,015 $ - $              - $             - $            - $           (340) $         - $              34,675 $
Operating Income 3,637 140 512 110 1 (58) (107) 4,235
Operating Income Margin 10.4% 12.2%
Reported to Adjusted Operating Income Margin
($ in millions, except percentages) (Unaudited)
Mondelez International

GAAP to Non-GAAP Reconciliation

As Revised
(GAAP)
Integration
Program
Costs
(1)
Spin-Off  Costs
and  related
adjustments
(2)
2012-2014
Restructuring
Program Impact of
As Adjusted
(Non-GAAP)
For the Nine Months Ended September 30, 2012
Net Revenues 25,520 $ - $           - $             - $            (297) $         25,223 $
Operating Income 2,678 64 433 69 (51) 3,193
Operating Income Margin 10.5% 12.7%
For the Three Months Ended December 31, 2011
Net Revenues 9,679 $  1 $          - $             - $            (81) $           9,599 $
Operating Income 823 169 69 - (12) 1,049
Operating Income Margin 8.5% 10.9%
For the Twelve Months Ended September 30, 2012
Net Revenues 35,199 $ 1 $          - $             - $            (378) $         34,822 $
Operating Income 3,501 233 502 69 (63) 4,242
Operating Income Margin 9.9% 12.2%
Mondelez International
Reported to Adjusted Operating Income Margin
($ in millions, except percentages) (Unaudited)
-
Costs
(3)
(4)
Divestitures
Integration Program costs are defined as the costs associated with combining the Mondelez International and Cadbury businesses, and are separate from those costs associated with the acquisition.
Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelez International business. Spin-Off related adjustments refers to the pension adjustment defined as the estimated benefit plan expense associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.
Restructuring Program costs represent non-recurring restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related non-recurring costs.
Includes all divestitures that have occurred through 2013.
-
-
(4)
(3)
(2)
(1)

GAAP to Non-GAAP Reconciliation

2010 2009 $ Change % Change
Organic Net Revenues (Non-GAAP) 17,589 $       17,248 $       2.0%
Impact of divestitures
(1)
14 30 (0.1)pp
Impact of foreign currency 194 - 1.1 pp
Net Revenues (GAAP) 17,797 $       17,278 $
341
(16)
194
519 $
3.0%
2011 2010 $ Change % Change
Organic Net Revenues (Non-GAAP) 18,248 $       17,250 $       5.8%
Impact of divestitures
(2)
91 547 (2.8)pp
Impact of the 53rd week of shipments 225
-
1.3 pp
Impact of foreign currency 91 - 0.5 pp
Net Revenues (GAAP) 18,655 $       17,797 $
998
(456)
225
91
858 $
4.8%
2012 2011 $ Change % Change
Organic Net Revenues (Non-GAAP) 13,885 $       13,529 $       2.6%
Impact of foreign currency (40) - (0.3)pp
Impact of the Starbucks CPG business cessation
-
91 (0.6)pp
Net Revenues (GAAP) 13,845 $       13,620 $
$             356
(40)
(91)
225 $
1.7%
(1)
The Starbucks CPG business net revenues were included in 2009 and 2010 within Organic Net Revenues.
(2)
Impact of divestitures includes for reporting purposes the Starbucks CPG business.
For the Years Ended
December 31,
For the Nine Months Ended
September 30,
December 31,
Kraft Foods Group
Net Revenues to Organic Net Revenues
($ in millions, except percentages) (Unaudited)
For the Years Ended
$
$

GAAP to Non-GAAP Reconciliation

(1)
(2)
Impact of divestitures includes for reporting purposes the Starbucks CPG business.
Restructuring Program costs represent non-recurring restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related non-recurring costs. For the years 2010 and 2011, refers to reversals of 2004-2008 Restructuring Program costs. For the year 2012, refers to costs incurred related to the 2012-2014 Restructuring Program.
As
Reported
(GAAP)
Restructuring
Program
Costs
(1)
Impact of
Divestitures
(2)
Loss on
Divestitures,
net
As Adjusted
(Non-GAAP)
For the Twelve Months Ended December 31, 2010
Net Revenues 17,797 $ - $            (547) $         - $              17,250 $
Operating Income 2,961 (8) (145) 6 2,814
Operating Income Margin 16.6% 16.3%
For the Twelve Months Ended December 31, 2011
Net Revenues 18,655 $ - $            (91) $           - $              18,564 $
Operating Income 2,923 (2) (15) - 2,906
Operating Income Margin 15.7% 15.7%
For the Nine Months Ended September 30, 2012
Net Revenues 13,845 $ - $            - $              - $              13,845 $
Operating Income 2,392 170 - - 2,562
Operating Income Margin 17.3% 18.5%
For the Three Months Ended December 31, 2011
Net Revenues 5,034 $  - $            - $              - $              5,034 $
Operating Income 508 - - - 508
Operating Income Margin 10.1% 10.1%
For the Twelve Months Ended September 30, 2012
Net Revenues 18,879 $ - $            - $              - $              18,879 $
Operating Income 2,900 170 - - 3,070
Operating Income Margin 15.4% 16.3%
Kraft Foods Group
Reported to Adjusted Operating Income Margin
($ in millions, except percentages) (Unaudited)

GAAP to Non-GAAP Reconciliation

As Revised
(GAAP)
Integration
Program
costs
(1)
Spin-Off Costs
and Related
Adjustments
(2)
2012-2014
Restructuring
Program
costs
(3)
Impact from
Divestitures
(4)
As Adjusted
(Non-GAAP)
Europe
Net Revenues 13,817 $       - $              - $                  - $                (197) $           13,620 $
Segment Operating Income 1,762 $         47 $           1 $                 6 $              (51) $             1,765 $
Segment Operating Income Margin 12.8% 13.0%
North America
Net Revenues 6,903 $         - $              - $                  - $                (47) $             6,856 $
Segment Operating Income 781 $           6 $             77 $              98 $            (7) $                955 $
Segment Operating Income Margin 11.3% 13.9%
Mondelez International
Segment Operating Income To Adjusted Segment Operating Income
For the Twelve Months Ended December 31, 2012
($ in millions, except percentages) (Unaudited)

GAAP to Non-GAAP Reconciliation

As
Reported/
Revised
(GAAP)
Impact of
Divestitures
Impact of
Acquisitions
(1)
Impact of
Currency
Organic
(Non-GAAP)
As Reported
(GAAP)
Organic
(Non-GAAP)
2013
Biscuits 5,815 $    (17) $                 (36) $                 89 $                    5,851 $       5.9% 8.0%
Chocolate 4,559 - - 121 4,680 3.1% 5.8%
Gum & Candy 2,501 (3) - 75 2,573 (4.8)% (1.8)%
Beverage 2,956 - - 39 2,995 (0.3)% 1.0%
Cheese & Grocery 1,508 - - 36 1,544 10.9% (1.7)%
Mondelez International 17,339 $  (20) $                 (36) $                 360 $                  17,643 $     0.8% 3.8%
2012
Biscuits 5,489 $    (69) $                 - $                    - $                      5,420 $
Chocolate 4,422 - - - 4,422
Gum & Candy 2,626 (7) - - 2,619
Beverage 2,965 (1) - - 2,964
Cheese & Grocery 1,692 (122) - - 1,570
Mondelez International 17,194 $  (199) $              - $                    - $                      16,995 $
(1)
On February 22, 2013, the company acquired the remaining interest in a biscuit operation in Morocco, which is now a wholly-owned subsidiary within the EEMEA segment.
Net Revenues to Organic Net Revenues by Consumer Sector
For the Six Months Ended June 30,
($ in millions, except percentages) (Unaudited)
% Change
Mondelez International

GAAP to Non-GAAP Reconciliation

As
Reported/
Revised
(GAAP)
Integration
Program and
other
acquisition
integration
costs
(1)
Spin-Off Costs
and Related
Adjustments
(2)
2012-2014
Restructuring
Program
costs
(3)
Impact of
divestitures
Gains on
acquisition
and
divestitures,
net
(4)
Acquisition-
related costs
As Adjusted
(Non-GAAP)
Net Revenues 17,339 $ - $             - $              - $            (20) $          - $            - $            17,319 $
Operating income 1,699 $ 74 $          24 $            99 $         7 $             (28) $         2 $            1,877 $
Operating income margin 9.8% 10.8%
Mondelez International
Operating
Income Margin To Adjusted Operating
Income Margin
For the Six Months Ended June 30, 2013
($ in millions, except percentages)  (Unaudited)
-

(3) Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing-related costs.

(4) On February 22, 2013, the company acquired the remaining interest in a biscuit operation in Morocco, which is now a wholly-owned subsidiary within the EEMEA segment. A pre-tax gain of $22 million was recorded in connection with the acquisition. In addition, during the three months ended June 30, 2013, the company completed two divestitures, a salty snack business in Turkey and a confectionery business in South Africa. A pre-tax gain of $6 million (or an after-tax gain of $45 million) was recorded in connection with these divestitures.

GAAP to Non-GAAP Reconciliation

As Reported
(GAAP)
Integration
Program and
other
acquisition
integration
costs
(1)
Spin-Off
Costs
(2)
2012-2014
Restructuring
Program
Costs
(3)
Net Earnings
from
divestitures
Gains on
acquisition
and
divestitures,
net
(4)
Acquisition-
related costs
As Adjusted
(Non-GAAP)
Earnings from continuing operations before income taxes 1,185 $      74 $          24 $         99 $          7 $            (28) $         7 $            1,368 $
Provision for income taxes (6) $           15 $          10 $         26 $          2 $            39 $          (7) $           79 $
Effective tax rate (0.5)% 5.8%
Mondelez International
Effective Tax Rate To Adjusted Effective Tax Rate
For the Six Months Ended June 30, 2013
($ in millions, except percentages)  (Unaudited)

GAAP to Non-GAAP Reconciliation

Diluted EPS
Diluted EPS Attributable to Mondelez International for the Six
Months Ended June 30, 2012 (GAAP) 1.03 $
Discontinued operations, net of income taxes 0.57
Diluted EPS Attributable to Mondelez International from continuing operations for the Six Months Ended June 30, 2012 (GAAP) 0.46
Integration Program and other acquisition integration costs
(1)
0.04
Spin-Off Costs
(2)
0.11
Spin-Off related adjustments (3) 0.05
2012-2014 Restructuring Program costs
(4)
0.02
Net earnings from divestitures (0.01)
Adjusted EPS for the Six Months Ended June 30, 2012 (Non-GAAP) 0.67
Decrease in operations (0.04)
Gain on sale of property in 2012 (0.03)
Intangible asset impairment charge in 2012 0.01
Lower interest and other expense, net 0.02
Changes in taxes 0.13
Adjusted EPS for the Six Months Ended June 30, 2013 (Constant Currency) 0.76
Unfavorable foreign currency
(5)
(0.05)
Adjusted EPS for the Six Months Ended June 30, 2013 (Non-GAAP) 0.71
Integration Program and other acquisition integration costs
(1)
(0.03)
Spin-Off Costs (2) (0.01)
2012-2014 Restructuring Program costs (4) (0.04)
Net earnings from divestitures -
Gains on acquisition and divestitures, net
(6)
0.04
Acquisition-related costs (0.01)
Diluted EPS Attributable to Mondelez International from continuing operations for the Six Months Ended June 30, 2013 (GAAP) 0.66 $
Mondelez International
Diluted EPS to Adjusted EPS
(Unaudited)